Rapid Therapeutic Science Laboratories to Present at the LD Micro Main Event Conference

DALLAS, Oct. 06, 2021 (GLOBE NEWSWIRE) -- Rapid Therapeutics Science Laboratories (OTC: RTSL) (“Rapid Therapeutic” or the “Company”), a growth-oriented aerosol manufacturing company focused on delivery of non-psychoactive cannabinoid compounds, announces today that CEO Donal Schmidt will present a corporate overview at the 14th Annual LD Micro Main Event Conference which is being held at the Luxe Sunset Bel-Air in Los Angeles from October 12 - 14, 2021.

Mr. Schmidt will deliver his corporate presentation on Tuesday, October 12 at 12:00 PM PT / 3:00 PM ET.

Mr. Schmidt will be available for one-on-one meetings throughout the conference.

Register to watch the presentation here.

About Rapid Therapeutic Science Laboratories, Inc. (OTC Pink: RTSL) RTSL is a biopharmaceutical company that has developed a new method of formulating and manufacturing pressurized metered dose inhalers (pMDI) that contain and properly aerosolize proprietary formula of one or more patent pending pharmaceutical grade cannabinoid compounds. RTSL has developed and is continuing to develop a series of complementary products in addition to its inhaler. The Company’s nhāler product line is manufactured in compliance with good manufacturing process (GMP). The company is preparing to file an investigational new drug application (IND) with the FDA for its CBD MDI.

Although legal for consumption in many states, CBD is not yet approved by the FDA for human or animal consumption expect as a drug in prescription medication.

We encourage all individuals to do their own research regarding cannabinoids, the use of MDI and our other products. Always consult a physician prior to using any cannabinoid product. RTSL makes no therapeutic claims regarding its products, the use of its products, or any results which can be obtained from using its products. None of our products are intended to diagnose, treat, cure, or prevent any disease. If you experience any adverse reaction of any non-psychotropic cannabinoid, stop use immediately and seek appropriate medical attention. RTSL’s products are not approved by the FDA or under the Food Drug & Cosmetics Act (FD&C Act). Our products contain zero THC. Visit our corporate website at www.rtslco.com.

Forward-Looking Statements This press release may contain forward-looking statements. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release, including statements related to the closing of the offering, other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of RTSL, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in filings made by RTSL with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which we have filed, and file from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov.

Other unknown or unpredictable factors also could have material adverse effects on RTSL’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements which include, among others, statements related to the closing of the offering, the timing of the filing of patent applications, the failure to obtain patents for our products and processes, the costs associated therewith, a delay in, or the failure of, our filing of the planned IND, or the failure of the FDA to approve the IND, the outcome of studies, the planned timing of product availability, the demand for such products, and our ability to produce significant quantities of such products.

The forward-looking statements included in this press release are made only as of the date hereof. RTSL cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.